UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2019

IMAC Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38797	83-0784691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1605 Westgate Circle, Brentwood, Tennessee		37027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 266-4622

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 1, 2019, IMAC Holdings, Inc. (the “Company”), through its wholly-owned subsidiary, IMAC Management of Illinois, LLC (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Merger Sub, ISDI Holdings Inc., an Illinois corporation (“ISDI”), and Jason Hui, sole shareholder of ISDI (the “Shareholder”) for the merger of ISDI with and into Merger Sub (the “Merger”), with Merger Sub being the surviving entity upon the closing of the Merger.  ISDI is the holding company of a practice management group that manages three clinics in the Chicago, Illinois area. The Merger, which is subject to the closing conditions described below, is expected to close as soon as practicable, but likely during the second quarter of 2019.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each of ISDI’s issued and outstanding shares of common stock (other than shares held by ISDI or the Company) will be cancelled and will be converted automatically into 1,002,306 restricted shares of the Company’s common stock (the “Merger Consideration”). The Merger Consideration to be paid excludes transaction costs.

The Merger Agreement contains customary representations, warranties and covenants for a transaction of this type and nature. Pursuant to the terms of the Merger Agreement, ISDI and the Shareholder shall indemnify the Company for breaches of ISDI and the Shareholder’s representations and warranties, breaches of covenants or losses related to certain other matters. The Company has agreed to indemnify ISDI and the Shareholder for any breaches of the Company and Merger Sub’s representations and warranties, breaches of covenants or losses related to certain other matters. The representations and warranties set forth in the Merger Agreement generally survive for two years following the closing.

The consummation of the Merger is dependent upon the satisfaction or waiver of a number of closing conditions, including among other things, receipt of certain third-party consents and ISDI’s reorganization of its corporate structure. The Merger Agreement may be terminated at any time prior to the date of closing by mutual agreement of the parties, or by either party under certain circumstances set forth in the Merger Agreement, including by either party if the closing has not occurred by June 30, 2019.

The foregoing description of the Merger is included to provide information regarding its terms.  It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.  A copy of the press release announcing the Merger is furnished as Exhibit 99.1 to this Form 8-K.

The Merger Agreement has been attached as an exhibit to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company or ISDI. The representations, warranties and covenants contained in the Merger Agreement are subject to qualifications and limitations agreed to by the respective parties, including information contained in confidential schedules exchanged between the parties, were made only for the purposes of such agreement and as of specified dates and were solely for the benefit of the parties to such agreement. Certain of the representations and warranties have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts and may be subject to a contractual standard of materiality different from what might be viewed as material to investors. Investors are not third-party beneficiaries under the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement or the date of the closing, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or condition of the Company or ISDI or any of their respective subsidiaries or affiliates.

Forward-Looking Statements

This Current Report contains forward-looking statements (“forward-looking statements”) within the meaning of Section 27A of the Securities Act of 1933, as amended, or the “Securities Act,” and Section 21E of the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” regarding the Merger, all of which are based on information currently available to the Company’s management as well as management’s assumptions and beliefs. For this purpose, any statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements. When used in this Current Report and in documents incorporated by reference, forward-looking statements include, without limitation, statements regarding our expectations, beliefs, or intentions that are signified by terminology such as “subject to,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “can,” the negatives thereof, variations thereon, and similar expressions. Such forward-looking statements reflect the Company’s current views with respect to future events, based on what the Company believes are reasonable assumptions; however, such statements are subject to certain risks and uncertainties. Risks include, but are not limited to: the inability to obtain all required consents and approvals, the conditions to the closing of the Merger may not be satisfied, tax laws may be changed, the Merger may involve unexpected costs, liabilities, and/or delays, the outcome of any legal proceedings related to the Merger, the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement, risks that the Merger disrupts current plans and operations and the potential difficulties in employee retention, and other risks to consummate the Merger, including the risk that the Merger will not be consummated within the expected time frame or at all. The risks, uncertainties, material assumptions, and other factors that could affect actual results are discussed in more detail in the Company’s Registration Statement on Form S-1 and other documents available at the Securities and Exchange Commission’s website at http://www.sec.gov, and available by writing to: IMAC Holdings, Inc., 1605 Westgate Circle, Brentwood, Tennessee 37027. The Company’s stockholders and investors are urged to consider these risks, uncertainties, and factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or review any forward-looking statements or information, whether as a result of new information, future events, or otherwise. the Company undertakes no obligation to comment on analyses, expectations, or statements made by third-parties in respect of the Company or the Merger.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

Item 8.01	Other Events

On April 2, 2019, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dates as of April 1, 2019, by and among IMAC Holdings Inc., IMAC Management of Illinois, LLC, ISDI Holdings Inc. and Jason Hui.
99.1	Press Release, dated April 2, 2019.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2019	IMAC HOLDINGS, INC.

	By:	/s/ Jeffrey S. Ervin
Jeffrey S. Ervin
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dates as of April 1, 2019, by and among IMAC Holdings Inc., IMAC Management of Illinois, LLC, ISDI Holdings Inc. and Jason Hui.
99.1	Press Release, dated April 2, 2019.